                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         February 2, 1996
                                                --------------------------------

  Phoenix Leasing Cash Distribution Fund III, A California Limited Partnership
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 California                           0-16615                  68-0062480
- --------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


 2401 Kerner Blvd, San Rafael  CA                                    94901-5527
- --------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code       (415) 485-4500
                                                    --------------------------

Item 2.  Acquisition or Disposition of Assets.

(a) Phoenix Leasing Cash Distribution Fund III and Phoenix Concept Cablevision of Indiana, L.L.C. (collectively referred to as "the Partnership") entered into a Commercial Code Section 9505 Agreement (the "Agreement") with Concept Cablevision of Indiana, Inc., a cable television company that the Partnership had extended credit. Phoenix Concept Cablevision of Indiana, L.L.C is a newly formed limited liability company and wholly owned subsidiary of Phoenix Leasing Cash Distribution Fund III. The closing date of the Agreement was February 2, 1996. This Agreement allowed the Partnership to foreclosure upon the cable television system (the collateral for the note) of Concept Cablevision of Indiana, Inc. The Partnership's net carrying value for this outstanding note receivable was $4,321,098 at December 31, 1995. In addition, the Partnership is required to make a cash payment of $200,000, will assume certain liabilities including a note payable of $600,000 and certain other miscellaneous accounts payable as specified in the agreement.

The assets received through foreclosure generally consists of headend equipment, cable plant, franchise agreements, subscriber lists, leased property, land, tools, vehicles and miscellaneous other assets. The Partnership plans to continue the operations of the cable television company received through foreclosure.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements of Businesses Acquired.

         Balance Sheet of Concept Cablevision of Indiana, Inc. as of December 31, 1994 (unaudited).

         Profit and Loss Statement of Concept Cablevision of Indiana, Inc. for the period January 1, 1994 to December 31, 1994 (unaudited).

         Balance Sheet of Concept Cablevison of Indiana, Inc. as of December 31, 1993 (unaudited).

         Profit and Loss Statement of Concept Cablevision of Indiana, Inc. for the period January 1, 1993 to December 31, 1993 (unaudited).

The accompanying balance sheets and profit and loss statements for Concept Cablevision of Indiana, Inc. are unaudited. The assets of Concept Cablevision of Indiana, Inc. were transferred to the Partnership pursuant to a Commercial Code
Section 9505 Agreement in full satisfaction of a defaulted note receivable held by the Partnership.

Audited financial statements of Concept Cablevision of Indiana, Inc. satisfying the requirements of Rule 3-05 of Regulation S-X are not available. In lieu of the audited financial statements required under Rule 3-05 of Regulation S-X, the Registrant has included unaudited balance sheets as of December 31, 1994 and 1993, and unaudited profit and loss statements for the years ended December 31, 1994 and 1993.

                      Concept Cablevision of Indiana, Inc.
                                  Balance Sheet
                                   (Unaudited)

                                For All Locations
                               For All Departments

                             As of December 31, 1993

                                     Assets


CURRENT ASSETS
     Cash - Integra Bank                  $         857.19
     Cash - The Farmers Bank                     69,680.13
     Petty Cash                                     376.41
                                          ----------------
Total Cash                                $      70,913.73

     Accounts Receivable                         11,475.17
                                          ----------------
Total Receivables                         $      11,475.17

     Prepaid Expenses                            21,210.76
     Deposits                                       557.46
                                          ----------------
Total Other Assets                        $      21,768.22
                                          ----------------

TOTAL CURRENT ASSETS                      $     104,157.12
                                          ----------------

FIXED ASSETS
     Land                                 $       5,000.00
     Earth Stations                             105,394.74
     Head End - Tower                           501,545.15
     Head End - Building                         55,000.00
     Head End - Electronics                     568,931.30
     Distribution Plant - Aerial              2,146,745.16
     Distribution Plant - Underground           151,003.24
     Connections                                406,069.53
     Other Equipment                            214,620.11
     Vehicles                                    45,435.73
     Purchased Franchises                     1,280,863.62
     Depreciation & Amortization              2,582,010.08
                                          ----------------

TOTAL FIXED ASSETS                        $   2,898,598.50
                                          ----------------

TOTAL ASSETS                              $   3,002,755.62
                                          ================

                                  Balance Sheet
                                   (Unaudited)

                                For All Locations
                               For All Departments

                             As of December 31, 1993

                             Liabilities and Equity


CURRENT LIABILITIES
     Accounts Payable               $      51,841.41
     Insurance Premium Payable                   .00
     Sales Tax Payable                      6,163.77
     Interest Payable                            .00
     Franchise Fees Payable                32,878.49
     Prepaid Subscriber Account            22,785.37
                                    ----------------

Gross Accounts Payable              $     113,669.04

     Amts Due BCI - License Fee            41,182.10
     HBO Loan (Belisle)                          .00
     Amounts Due BCI                      (22,873.36)
     Amounts Due To CCSC                   (4,690.95)
     Loan - Helen P. Belisle               72,000.00
     Management Fee Payable               219,633.64
     Customer Deposits                      8,830.50
                                    ----------------

TOTAL CURRENT LIABILITIES           $     427,750.97

LONG TERM LIABILITIES
     Long Term Debt                 $   4,350,000.00
     Subordinate Debt                     600,000.00
     Accrued Interest                   1,202,304.81
                                    ----------------

TOTAL LONG TERM LIABILITIES         $   6,152,304.81
                                    ----------------

TOTAL LIABILITIES                   $   6,580,055.78

STOCKHOLDER'S EQUITY
     Common Stock                   $           1.00
     Additional Paid-In Capital           100,000.00
     Stockholder's Equity              (3,167,428.35)
     Net Profit/(Loss)                   (509,872.81)
                                    ----------------
TOTAL STOCKHOLDER'S EQUITY          $  (3,577,300.16)
                                    ----------------

TOTAL LIABILITIES AND EQUITY        $   3,002,755.62
                                    ================

                                                                    Page 5 of 13

                      Concept Cablevision of Indiana, Inc.
                            Profit and Loss Statement
                                   (Unaudited)

                                For All Locations
                               For All Departments

               For the period January 1, 1993 to December 31, 1993
                                                  Current Period               Year to Date
                                               Amount        Ratio          Amount        Ratio
SALES INCOME
     Basic                             $   1,098,530.94      70.35  $   1,098,530.94      70.35
     Premium                                 317,547.06      20.34        317,547.06      20.34
     Additional Outlets                       40,089.98       2.57         40,089.98       2.57
     Converters                               33,467.57       2.14         33,467.57       2.14
     Installations                            25,490.84       1.63         25,490.84       1.63
     Delinquent Fee                           39,482.22       2.53         39,482.22       2.53
     Other                                     6,835.06        .44          6,835.06        .44
                                       ----------------     ------  ----------------     -------

Gross Sales                            $   1,561,443.67     100.00  $   1,561,443.67     100.00

     Sales Returns                             2,679.60        .17          2,679.60        .17
                                       ----------------     ------  ----------------     -------


TOTAL INCOME FROM OPERATION            $   1,558,764.07      99.83  $   1,558,764.07      99.83

OPERATING EXPENSES
     Write Offs                        $      22,622.93       1.45  $      22,622.93       1.45
     Pole Attachments                         23,943.75       1.53         23,943.75       1.53
     Antenna Site Rent                         5,700.00        .37          5,700.00        .37
     Property Damages                            281.63        .02            281.63        .02
     Utilities                                31,912.23       2.04         31,912.23       2.04
     Vehicle Expense - Fuel                    6,280.63        .40          6,280.63        .40
     Vehicle Expense - Rent                       69.33        .00             69.33        .00
     Vehicle Expense - Maintenance             6,886.94        .44          6,886.94        .44
     Head End Electronics - Repair             6,410.90        .41          6,410.90        .41
     Distribution Plant Repair                 1,318.13        .08          1,318.13        .08
     Equipment Repair                            100.00        .01            100.00        .01
     Small Tools Repair                        2,242.69        .14          2,242.69        .14
     Program Fees                            317,731.65      20.35        317,731.65      20.35
     Personnel Fees                          156,986.98      10.05        156,986.98      10.05
     Telephone                                10,761.13        .69         10,761.13        .69
     Postage                                  19,664.69       1.26         19,664.69       1.26
     Office Rent                               4,800.00        .31          4,800.00        .31
     Equipment Rental                            360.00        .02            360.00        .02
     Office Supplies                          11,288.33        .72         11,288.33        .72
     Travel                                    2,756.11        .18          2,756.11        .18
     Meals and Entertainment                     637.70        .04            637.70        .04
     Licenses and Taxes                        4,101.92        .26          4,101.92        .26
     Legal and Professional                    3,145.67        .20          3,145.67        .20
     Memberships & Dues                        1,340.39        .09          1,340.39        .09
     Employee Insurance                        7,095.25        .45          7,095.25        .45
     Employee IRA                                   .00        .00               .00        .00
     Copyrights                                  728.02        .05            728.02        .05
     Collection Expense                        1,972.41        .13          1,972.41        .13
     Miscellaneous Expense                       866.40        .06            866.40        .06


                                                                    Page 6 of 13

                      Concept Cablevision of Indiana, Inc.
                            Profit and Loss Statement
                                   (Unaudited)

                                For All Locations
                               For All Departments

               For the period January 1, 1993 to December 31, 1993

                                           Current Period                Year to Date
                                        Amount        Ratio           Amount       Ratio
     Miscellaneous Labor               2,688.25        .17           2,688.25        .17
     Management Fee                   76,098.48       4.87          76,098.48       4.87
     Guides                            2,800.00        .18           2,800.00        .18
     Advertising                          94.29        .01              94.29        .01
     Insurance                        14,989.50        .96          14,989.50        .96
     Marketing                           644.00        .04             644.00        .04
     Gifts                               646.32        .04             646.32        .04
     Bank Charges                        584.79        .04             584.79        .04
                               ----------------     ------   ----------------     ------

TOTAL OPERATING EXPENSES       $     750,551.44      48.07   $     750,551.44      48.07
                               ----------------     ------   ----------------     ------


NET INCOME FROM OPERATIONS     $     808,212.63      51.76   $     808,212.63      51.76
OTHER INCOME
     Other Income              $      24,290.36       1.56   $      24,290.36       1.56
     Dividends                              .00        .00                .00        .00
                               ----------------     ------   ----------------     ------


TOTAL OTHER INCOME             $      24,290.36       1.56   $      24,290.36       1.56

OTHER EXPENSES
     Interest                  $     704,051.14      45.09   $     704,051.14      45.09
     Financing                         2,431.48        .16           2,431.48        .16
     Depreciation                    321,629.57      20.60         321,629.57      20.60
     Amortization                    147,040.14       9.42         147,040.14       9.42
     Deferred Interest               167,223.47      10.71         167,223.47      10.71
                               ----------------     ------   ----------------     ------

TOTAL OTHER EXPENSES           $   1,342,375.80      85.97   $   1,342,375.80      85.97
                               ----------------     ------   ----------------     ------

NET INCOME (LOSS)              $    (509,872.81)    (32.65)  $    (509,872.81)    (32.65)
                               ================     ======   ================     ======

                      Concept Cablevision of Indiana, Inc.
                                  Balance Sheet
                                   (Unaudited)

                             As of December 31, 1994


CURRENT ASSETS
     Cash - Integra Bank                $       1,566.32
     Cash - The Farmers Bank                   57,008.75
     Petty Cash                                    75.00
                                        ----------------
Total Cash                              $      58,650.07

     Accounts Receivable                       21,912.01
                                        ----------------
Total Receivables                       $      21,912.01

     Prepaid Expenses                          15,833.20
     Deposits                                     557.46
                                        ----------------
Total Other Assets                      $      16,390.66
                                        ----------------

TOTAL CURRENT ASSETS                    $      96,952.74

FIXED ASSETS
     Land                               $       5,000.00
     Earth Stations                           105,394.74
     Head End - Tower                         502,175.27
     Head End - Building                       55,000.00
     Head End - Electronics                   587,243.50
     Distributions Plant - Aerial           2,149,028.65
     Distribution Plant - Undergrnd           151,003.24
     Connections                              448,195.55
     Other Equipment                          215,296.78
     Vehicles                                  45,435.73
     Purchased Franchises                   1,280,863.62
     Accumulated Depreciation               2,131,589.05
     Accumulated Amortization                 846,001.05
                                        -----------------

TOTAL FIXED ASSETS                      $   2,567,046.98
                                        -----------------

TOTAL ASSETS                            $   2,663,999.72
                                        ================

                      Concept Cablevision of Indiana, Inc.
                                  Balance Sheet
                                   (Unaudited)

                             As of December 31, 1994


CURRENT LIABILITIES
     Accounts Payable               $      31,878.88
     Sales Tax Payable                      6,675.36
     Vehicle Rent Payable                     500.00
     Amounts Due BCI                        9,237.27
     Franchise Fees Payable                35,873.97
     Prepaid Subscriber Account            33,168.06
                                    ----------------

TOTAL CURRENT LIABILITIES           $     117,333.54

LONG TERM LIABILITIES
     Long Term Debt                 $   4,350,000.00
     Subordinate Debt                     600,000.00
     Deferred Management Fees             283,942.20
     Customer Deposits                      8,830.50
     Accrued Interest                   1,363,890.79
                                    ----------------

TOTAL LONG TERM LIABILITIES         $   6,606,663.49
                                    ----------------

TOTAL LIABILITIES                   $   6,723,997.03

STOCKHOLDER'S EQUITY
     Common Stock                   $           1.00
     Additional Paid-In Capital           100,000.00
     Stockholder's Equity              (3,677,301.16)
Net Profit/(Loss)                        (482,697.15)
                                    ----------------
TOTAL STOCKHOLDER'S EQUITY          $  (4,059,997.31)
                                    ----------------

TOTAL LIABILITIES AND EQUITY        $   2,663,999.72
                                    ================

                                                                    Page 9 of 13

                      Concept Cablevision of Indiana, Inc.
                            Profit and Loss Statement
                                   (Unaudited)

               For the period January 1, 1994 to December 31, 1994

                                            Current Period                Year To Date
                                          Amount      Percent          Amount      Percent
SALES INCOME
Basic                             $   1,202,052.74      72.53  $   1,202,052.74      72.53
Premium                                 319,040.30      19.25        319,040.30      19.25
Additional Outlets                       29,194.91       1.76         29,194.91       1.76
Converters                               29,463.21       1.78         29,463.21       1.78
Installations                            27,554.64       1.66         27,554.64       1.66
Delinquent Fee                           42,208.97       2.55         42,208.97       2.55
Other                                    11,320.35        .68         11,320.35        .68
                                  ----------------     ------  ----------------     ------

Gross Sales                       $   1,660,835.12     100.22  $   1,660,835.12     100.22

Sales Returns                             3,602.32        .22          3,602.32        .22
                                  ----------------     ------  ----------------     ------

TOTAL INCOME FROM OPERATIONS      $   1,657,232.80     100.00  $   1,657,232.80     100.00

OPERATING EXPENSES
Write Offs                        $      20,839.83       1.26  $      20,839.83       1.26
Pole Attachments                         24,324.78       1.47         24,324.78       1.47
Antenna Site Rent                         5,625.00        .34          5,625.00        .34
Property Damages                            300.00        .02            300.00        .02
Utilities                                31,028.19       1.87         31,028.19       1.87
Vehicle Expense - Fuel                    8,126.68        .49          8,126.68        .49
Vehicle Expense - Rent                    1,000.00        .06          1,000.00        .06
Vehicle Expense - Maintenance             5,704.19        .34          5,704.19        .34
Head End Electronics - Repair             4,073.04        .25          5,704.19        .34
Distribution Plant Repair                 1,487.88        .09          1,487.88        .09
Small Tools Expense                       2,793.41        .17          2,793.41        .17
Program Fees                            359,789.73      21.71        359,789.73      21.71
Personnel Fees                          174,955.22      10.56        174,955.22      10.56
Telephone                                10,743.43        .65         10,743.43        .65
Postage                                  20,012.99       1.21         20,012.99       1.21
Office Rent                               4,800.00        .29          4,800.00        .29
Equipment Rental                            360.00        .02            360.00        .02
Office Supplies                          12,992.56        .78         12,992.56        .78
Travel                                    4,644.81        .28          4,644.81        .28
Meals and Entertainment                     646.34        .04            646.34        .04
Licenses and Taxes                        5,560.19        .34          5,560.19        .34
Memberships & Dues                        2,194.23        .13          2,194.23        .13
Employee Insurance                        8,090.08        .49          8,090.08        .49
Employee IRA                              1,842.84        .11          1,842.84        .11
Copyrights                                  728.04        .04            728.04        .04
Collection Expense                        3,863.31        .23          3,863.31        .23
Miscellaneous Expense                       737.81        .04            737.81        .04
Miscellaneous Labor                       1,777.19        .11          1,777.19        .11
Guides                                    2,920.00        .18          2,920.00        .18
Advertising                                 123.70        .01            123.70        .01


                                                                   Page 10 of 13

                      Concept Cablevision of Indiana, Inc.
                            Profit and Loss Statement
                                   (Unaudited)

               For the period January 1, 1994 to December 31, 1994

                                         Current Period                 Year To Date
                                       Amount       Percent          Amount       Percent
Insurance                             15,228.89        .92          15,228.89        .92
Bank Charges                             268.76        .02             268.76        .02
                               ----------------      -----   ----------------      -----

TOTAL OPERATING EXPENSES       $     737,583.12      44.51   $     737,583.12      44.51
                               ----------------      -----   ----------------      -----

NET INCOME FROM OPERATIONS     $     919,649.68      55.49   $     919,649.68      55.49

OTHER INCOME
Other Income                   $       9,054.37        .55   $       9,054.37        .55
                               ----------------      -----   ----------------      -----

TOTAL OTHER INCOME             $       9,054.37        .55   $       9,054.37        .55

OTHER EXPENSES
Legal and Professional         $      22,494.49       1.36   $      22,494.49       1.36
Management Fee                        80,931.33       4.88          80,931.33       4.88
Interest                             708,683.04      42.76         708,683.04      42.76
Marketing                             25,096.86       1.51          25,096.86       1.51
Marketing Incentives                   8,217.20        .50           8,217.20        .50
Financing                              1,823.61        .11           1,823.61        .11
Depreciation                         288,068.94      17.38         288,068.94      17.38
Amortization                         107,511.08       6.49         107,511.08       6.49
Deferred Interest                    161,585.98       9.75         161,585.98       9.75
Bad Debt - Inter Co. Loan              6,988.67        .42           6,988.67        .42
                               ----------------      -----   ----------------      -----

TOTAL OTHER EXPENSES           $   1,411,401.20      85.17   $   1,411,401.20      85.17
                               ----------------      -----   ----------------      -----

NET INCOME (LOSS)              $    (482,697.15)    (29.13)  $    (482,697.15)    (29.13)
                               ----------------      -----   ----------------      -----

b) Pro forma financial information.

On February 2, 1996, the Partnership entered into a Commercial Code Section 9505 Agreement (the "Agreement") with Concept Cablevision of Indiana, Inc., a cable television company that the Partnership had extended credit. Phoenix Concept Cablevision of Indiana, L.L.C is a newly formed limited liability company and wholly owned subsidiary of Phoenix Leasing Cash Distribution Fund III. The closing date of the Agreement was February 2, 1996. This Agreement allowed the Partnership to foreclosure upon the assets of the cable television system (the collateral for the note) of Concept Cablevision of Indiana, Inc.

The following table summarizes the unaudited pro forma changes to certain items of the consolidated balance sheet of the Partnership as of December 31, 1994 as if the cable television system had been acquired on December 31, 1994. These pro forma amounts reflect certain adjustments which, among other things, include a decrease in notes receivable, an increase in cable systems, property and equipment, and an increase in accounts payable and notes payable.

                                                               December 31,
                                                                   1994
                                                          (Amounts in Thousands)
Total assets                                                     $25,220
Total liabilities                                                  5,722


The following table summarizes the unaudited pro forma changes to certain items of the consolidated results of operations of the Partnership for the year ended December 31, 1994 as if the cable television system had been acquired at the beginning of the year. These pro forma amounts reflect certain adjustments which, among other things, include an increase in operating revenues from cable subscribers, increases in operating expenses of the cable television system, depreciation and amortization of tangible and intangible assets and adjustments of interest expense on outstanding debt.

                                                         For the year ended
                                                            December 31,
                                                                1994
                                                        (Amounts in Thousands
                                                    except for per unit amounts)
Cable subscriber revenue                                      $ 2,311
Total revenues                                                  8,877

Depreciation and amortization                                   4,099
Program service, cable system                                     892
Total expenses                                                  8,274

Net income                                                        572

Net income per limited
  partnership unit                                           $    .13

The above pro forma consolidated information should not necessarily be considered as indicative of the results that would have occurred had the acquisition been made at the beginning of the year and their operations consolidated for the twelve month period.


c) Exhibits:

     (2) Commercial Code Section 9505 Agreement. (37 pages)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf b the undersigned hereunto duly authorized.

                                     PHOENIX LEASING CASH DISTRIBUTION FUND III,
                                           A CALIFORNIA LIMITED PARTNERSHIP
                                                     (Registrant)


Date                           Title                              Signature


April 10, 1996       Senior Vice President,                   /S/ Bryant J. Tong
                     Financial Operations                    -------------------
                     (Principal Accounting Officer)          (Bryant J. Tong)
                     of Phoenix Leasing Incorporated
                     the General Partner